UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23656

MVP Private Markets Fund

(Exact name of registrant as specified in charter)

9 Old Kings Highway South

Darien, Connecticut 06820

(Address of principal executive offices)

Daniel Dwyer

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, Connecticut 06820

(Name and address of agent for service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Registrant's telephone number, including area code: (203) 662-3456

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

PORTFOLIO ADVISORS LLC

MVP Private Markets Fund

Semi-Annual Report

September 30, 2022

Table of Contents

Shareholder Letter	1
Consolidated Schedule of Investments	2
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statement of Changes in Net Assets	9
Consolidated Statement of Cash Flows	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	17
Other Information	40
Privacy Policy	42

MVP Private Markets Fund	Shareholder Letter
September 30, 2022 (Unaudited)

Dear Shareholder:	11/29/2022

We thank you for your investment in MVP Private Markets Fund (“MVP” or the “Fund”). This semi-annual report covers the six-month fiscal period ended September 30, 2022 (the “period”). During the period we observed positive momentum in the portfolio which resulted in appreciation to the shareholders of the Fund.

MVP began the period with 42 total investments, and during the period, MVP invested approximately $88 million across direct equity, secondary, and direct credit strategies. At the period end, the Fund held 56 total investments representing approximately $506 million in net asset value, comprised of 57% secondary investments, 16% direct equity investments, 11% direct credit investments and 9% cash.

The Federal Reserve has continued to raise its benchmark interest rate in response to persistent inflation in the U.S. Higher interest rates have, in turn, negatively impacted the U.S. growth outlook and public market benchmarks, as companies and investors underwrite the increasing probability of a recession. Despite these headwinds, consumer spending and the labor market have remained relatively robust year-to-date.

Notwithstanding the challenging macroeconomic environment, the Fund’s portfolio has continued to see positive YTD performance. While valuations have declined in certain sectors (notably software & technology), we have simultaneously seen strong growth and accretive M&A activity across many underlying portfolio companies. Secondary transaction discounts have also contributed to positive performance. We believe the Fund’s overall results demonstrate the value of its approach to both portfolio construction and diversification.

We continue to monitor the impact of financial market events on both existing investments and the prospective investment pipeline. While market transaction volume is down relative to last year, quarterly deal activity remains in line with pre-covid historical norms. For the MVP portfolio specifically, transaction volume has remained steady, supported by Portfolio Advisors’ strong middle-market sponsor relationships. We expect this deal flow to continue, allowing the Fund to remain highly selective in the investment opportunities that it pursues.

In sum, we believe that recent market developments have highlighted the value and diversification potential of private markets as an asset class, and of the middle market in particular. While the Fund will not be immune to the effects of inflation, rising interest rates and other macroeconomic factors, such cross-currents can also create attractive investment opportunities. We believe that the MVP Fund’s focus on investing with disciplined, experienced sponsors positions the Fund to benefit from such opportunities as it continues to selectively deploy capital in the coming quarters.

We appreciate your support and look forward to continuing to serve you.

Sincerely,

Brooks Lindberg

Managing Director

Portfolio Advisors, LLC

Semi-Annual Report | September 30, 2022	1

MVP Private Markets Fund	Consolidated Schedule of Investments
As of September 30, 2022 (Unaudited)

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Direct Credit (10.06%)
NAS, LLC (3M US L + 6.50%, 6/3/2024)(a)(b)	$8,723,054	$8,723,054	1.72%	9/30/2021
Aero Operating, LLC (3M US L + 6.50%, 2/6/2026)(a)(b)	6,542,656	6,112,935	1.21%	12/17/2021
Beacon Oral Specialist (3M US L + 6%, 12/14/2025)(a)(b)	4,100,279	3,966,987	0.78%	4/4/2022
Erie Construction Mid-West, LLC, (3M US SOFR + 4.75%, 7/30/2027)(a)(b)	990,288	990,288	0.20%	8/9/2022
MDME Holdings, LLC (3M US SOFR + 6%, 8/3/2027)(a)(b)	1,933,221	1,933,221	0.38%	8/3/2022
Netrix, LLC, (3M US L + 8.05%, 7/31/2026)(a)(b)	1,561,120	1,524,410	0.30%	9/30/2021
North Acquisition, LLC (3M US SOFR + 6.75%, 7/27/2022)(a)(b)	7,355,356	7,355,356	1.45%	7/27/2022
Omni Intermediate Holdings, (3M US L + 5%, 12/30/2026)(a)(b)	5,790,047	5,790,047	1.14%	9/30/2021
Omni Intermediate Holdings, LLC Delayed Draw Term Loan (3M US SOFR + 5%, 06/24/2024)(a)(b)	628,288	628,288	0.12%	8/26/2022
Omni Intermediate Holdings, LLC First Lien Term Loan (3M US SOFR + 5%, 12/29/2027)(a)(b)	710,594	710,594	0.14%	6/24/2022
Orthodontic Partners, LLC Delayed Draw Term Loan (3M US SOFR + 5.25%, 10/12/2027)(a)(b)	633,986	633,895	0.13%	8/22/2022
PLA Buyer, LLC (3M US L + 5.9%, 6/30/2023)(a)(b)	7,396,100	7,396,100	1.46%	6/3/2022
Spectrum Vision, (3M US L + 6.5%, 5/17/2023)(a)(b)	5,104,011	5,166,866	1.02%	9/30/2021

Total Direct Credit	$51,469,000	$50,932,041

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Direct Equity (18.62%)
BA Hissho Blocker, LLC(a)(b)(c)	5,000,000	5,000,000	0.99%	5/16/2022

See Notes to Financial Statements.
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MVP Private Markets Fund	Consolidated Schedule of Investments
As of September 30, 2022 (Unaudited)

Description (continued)	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Biloxi Co-Investment Partners, L.P.(a)(b)(c)	$3,625,286	$4,206,803	0.83%	8/11/2021
Charger Investment Partners, L.P.(a)(b)(c)	4,000,000	4,625,038	0.91%	9/30/2021
Cynosure Partners 2020 Co-Investment, LLC(a)(b)	924,196	2,487,300	0.49%	9/30/2021
Incline V RKD Co-Invest A, L.P.(a)(b)	12,070,044	12,070,044	2.38%	8/31/2022
MDME Holdings, LLC(a)(b)	50,000	50,000	0.01%	8/31/2022
MFG Partners Mellott Fund A, LLC(a)(b)(c)	3,000,000	7,792,365	1.54%	9/9/2021
MiddleGround Checker Co-Invest Partners, L.P.(a)(b)(c)	11,462,562	13,591,946	2.69%	2/10/2022
MiddleGround Royal Palm Co-Invest Partners, L.P.(a)(b)(c)	7,500,000	9,858,445	1.95%	2/10/2022
North Acquisition, LLC(a)(b)(c)	150,000	150,000	0.03%	7/27/2022
OEP VIII Project Vector Co-Investment Partners, L.P.(a)(b)(c)	8,000,000	12,099,889	2.39%	12/20/2021
RCP Monte Nido Co-Investment Fund, L.P.(a)(b)	12,000,000	12,000,000	2.37%	8/31/2022
Ridgemont Equity Partners Coinvest III AGP Blocker, L.P.(a)(b)(c)	4,545,454	5,810,277	1.15%	10/21/2021
Sky Co-Investment Aggregator II, L.P.(a)(b)(c)	5,007,539	4,496,920	0.89%	9/2/2021

Total Direct Equity	$77,335,081	$94,239,027

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Secondary Investment (60.23%)
ABRY Partners IX, L.P.(b)(c)(d)	12,415,134	14,264,209	2.82%	9/30/2021
Accel-KKR Capital Partners CV IV Strategic Fund, L.P.(b)(c)(d)	6,277,158	6,208,141	1.23%	3/22/2022
Battery Ventures XII Side Fund, L.P.(b)(c)(d)	6,556,851	9,518,800	1.88%	9/30/2021
Battery Ventures XII, L.P.(b)(c)(d)	10,165,848	15,413,416	3.05%	9/30/2021
Berkshire Fund IX, L.P.(b)(c)(d)	12,173,005	13,844,357	2.74%	9/30/2021
Charlesbank Equity Fund IX, L.P.(b)(d)	8,865,400	9,888,714	1.95%	9/30/2021
GHO Capital Virtue, L.P.(b)(c)(d)	7,714,925	7,603,436	1.50%	4/21/2022

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2022	3

MVP Private Markets Fund	Consolidated Schedule of Investments
As of September 30, 2022 (Unaudited)

Description (continued)	Cost	Fair Value	Percentage of Net Assets	Acquisition Date

Hellman & Friedman Capital Partners VIII, L.P.(b)(d)	$14,580,665	$13,669,235	2.70%	9/30/2021
HGGC Fund II, L.P.(b)(c)(d)	5,412,451	9,887,734	1.95%	9/30/2021
HGGC Fund III, L.P.(b)(c)(d)	6,927,697	12,454,600	2.46%	9/30/2021
Icon Partners III, L.P.(b)(c)(d)	4,265,063	4,302,632	0.85%	7/12/2021
Icon Partners IV B, L.P(b)(c)(d)	2,100,228	2,228,272	0.44%	7/12/2021
Insight Venture Partners IX, L.P.(b)(c)(d)	26,596,959	28,468,031	5.62%	9/30/2021
Institutional Venture Partners XVI, L.P.(b)(c)(d)	2,831,403	2,452,805	0.48%	9/30/2021
Lightyear Fund IV, L.P.(b)(c)(d)	7,585,074	10,714,761	2.12%	9/30/2021
Linden Capital Partners IV, L.P.(b)(c)(d)	7,850,584	10,020,985	1.98%	9/30/2021
New Mountain Partners IV, L.P(b)(c)(d)	5,233,880	3,769,935	0.74%	9/30/2021
New Mountain Partners V, L.P.(b)(c)(d)	13,439,670	17,201,381	3.40%	9/30/2021
Odyssey Investment Partners V, L.P.(b)(c)(d)	8,492,781	9,155,087	1.81%	9/30/2021
Platinum Equity Capital Partners IV, L.P.(b)(c)(d)	10,102,184	11,954,437	2.36%	9/30/2021
Quad-C Partners IX, L.P.(b)(c)(d)	8,867,206	11,604,482	2.29%	9/30/2021
Silver Lake Partners V, L.P.(b)(d)	14,084,840	11,335,738	2.24%	9/30/2021
Silver Oak CCS SPV, L.P.(b)(c)(d)	1,909,091	1,892,750	0.37%	9/30/2021
Stepstone Capital Partners IV, L.P.(b)(c)(d)	2,258,272	2,804,004	0.55%	9/30/2021
Thoma Bravo Fund XII, L.P.(b)(d)	15,031,655	12,240,982	2.42%	9/30/2021
Thoma Bravo Fund XIII, L.P.(b)(c)(d)	21,526,205	21,837,712	4.31%	9/30/2021
Waud Capital Partners QP IV, L.P.(b)(c)(d)	11,679,495	14,885,603	2.94%	9/30/2021
Wind Point Partners AAV II, L.P.(b)(d)	2,306,911	2,306,911	0.46%	9/30/2021
Wind Point Partners AAV, L.P.(b)(c)(d)	2,989,524	3,150,667	0.62%	7/8/2021
Wind Point Partners VIII-A, L.P.(b)(c)(d)	2,810,448	9,737,731	1.92%	9/30/2021

Total Secondary Investment	$263,050,607	$304,817,548

Description	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
Primary Investment (1.99%)
FFL Parallel Fund V, L.P.(b)(c)	4,464,448	5,857,067	1.16%	6/16/2022

See Notes to Financial Statements.
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MVP Private Markets Fund	Consolidated Schedule of Investments
As of September 30, 2022 (Unaudited)

Description (continued)	Cost	Fair Value	Percentage of Net Assets	Acquisition Date
One Equity Partners VIII-A, L.P.(b)(c)	$3,875,116	$4,242,297	0.84%	4/28/2022

Total Primary Investment	$8,339,564	$10,099,364

Short-Term Investments (0.00%)	Cost	Fair Value
(0.00%)
Fidelity Treasury Fund, 2.27%(e)	350	350

Total	350	350

Total Short-Term Investments	$350	$350

Total Investments (90.90%)	$400,194,602	$460,088,330
Other Assets In Excess of Liabilities (9.10%)		46,030,019
Net Assets (100.00%)		$506,118,349

Investment Abbreviations:

LIBOR- London Interbank Offered Rate

SOFR- Secured Overnight Financing Rate

Libor Rates:

3M US L - 3 Month LIBOR as of September 30, 2022 was 3.74%

3M US SOFR - 3 Month SOFR as of September 30, 2022 was 3.70%

(a)	Level 3 securities fair valued under procedures established by the Trustees, represent 28.94% of Net Assets. The total value of these securities is $146,517,408.

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2022	5

MVP Private Markets Fund	Consolidated Schedule of Investments
As of September 30, 2022 (Unaudited)

(b)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $461,434,319, which represents 91.11% of net assets as of September 30, 2022.
(c)	Non-income producing security.
(d)	Investment does not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
(e)	The rate shown is the annualized 7-day yield as of September 30, 2022.

*	All securities are domiciled in the United States.

See Notes to Financial Statements.
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MVP Private Markets Fund	Consolidated Statement of Assets and Liabilities
As of September 30, 2022 (Unaudited)

ASSETS:
Investments, at fair value (Cost $400,194,602, respectively)	$460,088,330
Cash	54,341,953
Receivable for investment sold	658,247
Dividend receivable	445,393
Deferred offering costs	199,711
Prepaid expenses and other assets	53,318
Total Assets	515,786,952

LIABILITIES:
Deferred Tax Liabilities	7,035,553
Incentive fee payable	503,483
Investment advisory fee payable	1,721,367
Organizational costs payable	38,706
Fund accounting and administration fees payable	136,714
Other payables and accrued expenses	232,780
Total Liabilities	9,668,603
Net Assets Attributable to Common Shareholders	$506,118,349

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	438,504,869
Total distributable earnings	67,613,480
Net Assets Attributable to Common Shareholders	$506,118,349

Class A
Net Assets	$35,749
Shares of Beneficial Interest Outstanding	3,333
Net Asset Value	10.73
Maximum offering price per share ((NAV/0.965), based on maximum sales charge of 3.50% of the offering price)	11.12
Class D
Net Assets	35,944
Shares of Beneficial Interest Outstanding	3,333
Net Asset Value	10.78
Maximum offering price per share ((NAV/0.965), based on maximum sales charge of 3.50% of the offering price)	11.17
Class I
Net Assets	506,046,656
Shares of Beneficial Interest	46,827,028
Net Asset Value	10.81

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2022	7

MVP Private Markets Fund	Consolidated Statement of Operations
For the Six Months Ended September 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,985,168
Interest	168,832
Total Investment Income	2,154,000

EXPENSES:
Investment advisory fee	3,096,871
Legal and audit fees	550,615
Incentive fees	503,483
Fund accounting and administration fees	249,039
Offering costs	227,871
Trustees' fees and expenses	55,313
Transfer agent fees	44,043
Organizational expenses	29,452
Custodian fees	27,192
Chief compliance officer fee	12,355
Printing expense	4,318
Insurance expense	2,011
Other expenses	37,380
Total Expenses	4,839,943
Net Loss	(2,685,943)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(2,744)
Realized gain on distributions from underlying investments	16,100,506
Net realized gain on investments	16,097,762
Net change in unrealized appreciation on:
Investments	(1,844,954)
Deferred tax expense	(7,035,553)
Net change in unrealized appreciation	(8,880,507)
Net Realized and Unrealized Gain on Investments	7,217,255

Net Increase in Net Assets Attributable to Common Shares from Operations	$4,531,312

See Notes to Financial Statements.
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MVP Private Markets Fund	Consolidated Statement of Changes in Net Assets

	For the Six Months Ended September 30, 2022 (Unaudited)	For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
FROM OPERATIONS:
Net loss	$(2,685,943)	$(3,064,497)
Net realized gain on investments	16,097,762	4,786,251
Net change in unrealized appreciation/depreciation on investments	(8,880,507)	15,823,893
Net Increase in Net Assets Attributable to Common Shares from Operations	4,531,312	17,545,647

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	47,436,562	436,504,828
Net Increase from Capital Share Transactions	47,436,562	436,504,828

Net Increase in Net Assets Attributable to Common Shares	51,967,874	454,050,475

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	454,150,475	100,000
End of period	$506,118,349	$454,150,475

SHARE ACTIVITY
Class A
Shares sold	–	–
Shares redeemed	–	–
Class D
Shares sold	–	–
Shares redeemed	–	–
Class I
Shares sold	3,637,586	43,186,109
Shares redeemed	–	–

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2022	9

MVP Private Markets Fund	Consolidated Statement of Cash Flows
For the Six Months Ended September 30, 2022 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$4,531,312
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investments	(87,968,316)
Proceeds from disposition of investments	11,401,683
Net discounts (accreted)/premiums amortized	(132,085)
Net realized (gain)/loss on:
Investments	2,744
Net change in unrealized (appreciation)/depreciation on:
Investments and unfunded commitments	1,844,954
Net purchase of short term investment	(349)
(Increase)/Decrease in assets:
Dividend receivable	(258,898)
Deferred offering cost	(10,546)
Prepaid expenses and other assets	(29,678)
Increase/(Decrease) in liabilities:
Incentive fee payable	(1,445,995)
Deferred tax liability	7,035,553
Organizational cost payable	(73,446)
Investment advisory fee payable	422,123
Fund accounting and administration payable	57,933
Other payables and accrued expenses	66,408
Net Cash Provided by/(Used in) Operating Activities	(64,556,603)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold - common shares	47,436,562
Net Cash Provided By Financing Activities	47,436,562

Net Decrease in Cash	(17,120,041)
Cash, beginning balance	$71,461,994
Cash, ending balance	$54,341,953

See Notes to Financial Statements.
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MVP Private Markets Fund Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended September 30, 2022 (Unaudited)		For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.49		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.25)		(0.10)
Net realized and unrealized gain on investments	0.49		0.59
Total Income from Investment Operations	0.24		0.49

Net asset value per common share - end of period	$10.73		$10.49

Total Return (b)	2.29%		4.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$36		$35
Ratio of expenses to average net assets attributable to common shares	2.77	%(c)(d)	3.24	%(c)(d)
Ratio of net investment loss to average net assets attributable to common shares	(1.85	%)(d)(e)	(1.86	%)(d)(e)
Portfolio turnover rate	0	%(f)	0	%(f)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(c)	Expense ratios have been annualized, except for Organizational Fees and Offering Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.04% for the six months ended September 30, 2022 and 0.45% for the period ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Ratio excludes the deferred income tax expense related to the unrealized gain or loss from the Sub-Fund. For the period ended September 30, 2022 and the fiscal year ended March 31, 2022, this amount was a tax expense of 1.41% (not annualized) and 0.00%, respectively, of average net assets.

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2022	11

MVP Private Markets Fund Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

(e)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.04% for the period ended September 30, 2022 and 0.45% for the period ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(f)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.
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MVP Private Markets Fund Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended September 30, 2022 (Unaudited)		For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.51		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)		(0.08)
Net realized and unrealized gain on investments	0.49		0.59
Total Income from Investment Operations	0.27		0.51

Net asset value per common share - end of period	$10.78		$10.51

Total Return (b)	2.57%		5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$36		$35
Ratio of expenses to average net assets attributable to common shares	2.03	%(c)(d)	2.45	%(c)(d)
Ratio of net investment loss to average net assets attributable to common shares	(1.07	%)(d)(e)	(1.06	%)(d)(e)
Portfolio turnover rate	0	%(f)	0	%(f)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(c)	Expense ratios have been annualized, except for Organizational Fees and Offering Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.08% for the six months ended September 30, 2022 and 0.45% for the period ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Ratio excludes the deferred income tax expense related to the unrealized gain or loss from the Sub-Fund. For the period ended September 30, 2022 and the fiscal year ended March 31, 2022, this amount was a tax expense of 1.41% (not annualized) and 0.00%, respectively, of average net assets.

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2022	13

MVP Private Markets Fund Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

(e)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.08% for the period ended September 30, 2022 and 0.45% for the period ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(f)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.
14	www.portad.com

MVP Private Markets Fund Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Six Months Ended September 30, 2022 (Unaudited)		For the Period January 3, 2022 (Commencement of Operations) to March 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.51		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.21)		(0.07)
Net realized and unrealized gain on investments	0.51		0.58
Total Income from Investment Operations	0.30		0.51

Net asset value per common share - end of period	$10.81		$10.51

Total Return (b)	2.85%		5.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$506,047		$454,080
Ratio of expenses to average net assets attributable to common shares	1.85	%(c)(d)	2.23	%(c)(d)
Ratio of net investment loss to average net assets attributable to common shares	(0.85	%)(d)(e)	(0.81	%)(d)(e)
Portfolio turnover rate	0	%(f)	0	%(f)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(c)	Expense ratios have been annualized, except for Organizational Fees and Offering Costs which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 0.10% for the six months ended September 30, 2022 and 0.45% for the period ended March 31, 2022. Expenses do not include expenses from underlying funds in which the Fund is invested.
(d)	Ratio excludes the deferred income tax expense related to the unrealized gain or loss from the Sub-Fund. For the period ended September 30, 2022 and the fiscal year ended March 31, 2022, this amount was a tax expense of 1.47% (not annualized) and 0.00%, respectively, of average net assets.

See Notes to Financial Statements.
Semi-Annual Report | September 30, 2022	15

MVP Private Markets Fund Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

(e)	Net investment loss ratio is calculated excluding Incentive Fees. If Incentive Fees were included the ratio would have been lowered by 0.10% for the period ended September 30, 2022 and 0.46% for the period ended March 31, 2022. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(f)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.
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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

1. ORGANIZATION

MVP Private Markets Fund (the "Fund") was organized as a Delaware statutory trust on April 7, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Portfolio Advisers, LLC (the "Adviser"). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and was organized as a limited liability company under the laws of the State of Connecticut on June 19, 1997.The Fund commenced operations on January 3, 2022 ("Commencement of Operations"). Simultaneous with the Commencement of Operations, the Predecessor Fund, through a tax-free reorganization, transferred investments, cash and other assets totaling $416,174,869 (including $45,914,879 of unrealized appreciation) into the Fund. The investments acquired by the Fund in the reorganization were valued using fair value procedures approved by the Fund's Board of Trustees. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund. See Note 12 for additional information on the Reorganization.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a diversified portfolio of private market investments, with a focus on investments in mid-sized companies in the United States. The Fund will seek to achieve its investment objective through a mix of investments (the "Fund Investments") that is predominantly comprised of private equity, and to a lesser extent private credit. Fund Investments are expected to primarily consist of the following:

·	direct investments in the equity or debt of target companies and other private assets (i.e. assets that are not traded on a public securities exchange) ("Direct Investments"), typically together with third-party managers ("Sponsors");
·	purchases of existing interests in private equity or private credit funds ("Portfolio Funds") and other private assets managed by Sponsors ("Secondary Investments");
·	subscriptions for new interests in Portfolio Funds ("Primary Investments"); and
·	short-term and liquid investments, including money market funds, short term treasuries, and/or other liquid investment vehicles.

Subject to applicable law and regulation, the Fund may gain exposure to Fund Investments indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties.

Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in "Private Market Assets". For purposes of this policy, Private Market Assets include Direct Investments, Portfolio Funds, Secondary Investments, and Primary Investments.

The Fund’s Board of Trustees (the "Board”) has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the shareholders. A majority of Trustees of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser.

Semi-Annual Report | September 30, 2022	17

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

The Fund offers three separate classes of shares of beneficial interest ("Shares") designated as Class A Shares, Class I Shares and Class D Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price Shares was based on the net asset value per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share.

The minimum initial investment in the Fund for Class A Shares and Class D Shares is $50,000, and the minimum initial investment for Class I Shares is $1,000,000 except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions are not less than $5,000.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Investments in Class A Shares and Class D Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced (in whole or in part). The full amount of sales charge may be reallowed to brokers or dealers participating in the offering.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: The Fund intends to elect to be treated, beginning with its first taxable year ending September 30, 2022, and intends to qualify annually, as a RIC under Internal Revenue Code of 1986, as amended (the "Code"). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Fund has adopted a tax-year end of September 30. The first tax year will conclude on September 30, 2022. Thereafter, the Fund’s tax year will be the 12-month period ending on September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of September 30, 2022, there are no tax years subject to examination by the major tax jurisdictions as the statute of limitations would be the previous three tax years.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the six months ended September 30, 2022, the Fund did not incur any interest or penalties.

MVP Private Markets Sub-Fund, LLC (the “Sub-Fund”), a wholly owned subsidiary of the Fund, is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Sub-Fund is not eligible to elect treatment as a regulated investment company. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund's after tax performance would be impacted.

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

	Period ended September 31, 2022
	Current	Deferred	Total
Federal	$–	$7,035,553	$7,035,553
State	–	–	–
Total tax expense	$–	$7,035,553	$7,035,553

Components of the Fund’s deferred tax liability are as follows:

As of September 30, 2022
Deferred tax liability:
Net unrealized gain on investment securities	$7,035,553
Net Deferred Tax Liability	$7,035,553

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Semi-Annual Report | September 30, 2022	19

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

Cash: Cash consists of monies held at UMB Bank, n.a. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions: Investment transactions are accounted for on a trade-date basis. The Fund accounts for realized gains and losses from its Portfolio Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Portfolio Funds will be received as underlying investments of the Portfolio Funds are liquidated. Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from the Portfolio Funds has not been communicated from the Portfolio Funds. It is estimated that distributions will occur over the life of the Investment Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

Consolidation of Subsidiary: On August 27, 2021, MVP Private Markets Sub-Fund, LLC (the “Sub-Fund”), was formed as a Delaware limited liability company and is a wholly owned subsidiary of the Fund. The consolidated financial statements include the financial position and the results of operations of the Fund and the Sub-Fund. The wholly owned subsidiary has the same investment objective as the Fund.

As of September 30, 2022 the total value of investments held by the Sub-Fund is $101,789,639, or approximately 19.86% of the Fund’s net assets.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in portfolio funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

Level 2 —	inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

Level 3 —	significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” in accordance with ASC 820.

Semi-Annual Report | September 30, 2022	21

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

The private equity Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Portfolio Funds that the Fund may make investments in include primary and secondary investments. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

The net asset value of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in Portfolio Funds, provided certain criteria are met. The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Valuation Committee (the “Committee”) oversees the implementation of those valuation process of the Fund’s investments. The Fund’s investments in Portfolio Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Portfolio Fund as reported by the administrators and/or investment managers of the underlying Portfolio Funds. All valuations utilize financial information supplied by each Portfolio Fund and are net of management and incentive fees or allocations payable to the Portfolio Funds’ managers or pursuant to the Portfolio Funds’ agreements. The Portfolio Funds value their underlying investments in accordance with policies established by each Portfolio Fund, as described in each of their financial statements or offering memoranda. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Portfolio Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Portfolio Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no ready market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

The Fund may also make Direct Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

The Adviser determines comparable public companies based on industry, size, developmental stage, strategy, etc., and then calculates a trading multiple for each comparable company identified by dividing the enterprise value of the comparable company by its earnings before interest, taxes, depreciation and amortization (EBITDA). The trading multiple may then be discounted for considerations such as differences between the comparable companies and the subject company based on company specific facts and circumstances. The combined multiple is then applied to the subject company to calculate the value of the subject company.

The Adviser applies comparable precedent transaction multiples where such multiples are available and appropriate. Where such comparable multiples are not available or are inappropriate generally, a comparable trading multiples or a discounted cash flow analysis is performed to estimate fair value. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level as described above. The Fund recognize transfers at the beginning of the year. There were no transfers in or out of Level 3 fair value measurements during the fiscal period.

Debt investments are fair valued by the Adviser using the following methods, in order of priority:

·	Market Price - The Adviser uses the average of the liquid market bid/offer prices for the Fund's debt investments from a reliable industry source, when available.
·	Relative value analysis based on a comparable instrument - In the absence of such liquid market bid/offer prices, the Adviser utilizes a relative value analysis based on a comparable instrument when available to value the mezzanine debt investments of the Partnerships.
·	Relative value analysis based on corporate credit curve - The Adviser values the mezzanine debt investments based on a corporate credit curve, typically BBB-rated due to its large range of issuer data points, and obtains the curve data from Bloomberg or a reputable broker dealer. The spread between the yield on the invested instrument at the time of investment and the selected credit curve yield for the relevant maturity is measured and applied to the prevailing corresponding value on the selected credit curve over time to calculate a fair value yield and price for the investment.

Semi-Annual Report | September 30, 2022	23

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

·	Waterfall approach - The Adviser estimates the enterprise value of the issuer as a multiple of earnings. If the enterprise value exceeds the accreted face value of the invested Instrument plus the accreted face value of any other indebtedness of the issuer that is senior or pari passu in ranking to the invested instrument, less unrestricted cash of the issuer, the investment is valued at par. This approach is rarely employed by the Adviser.
·	Recovery estimate - In the case of issuers going through insolvency or other restructuring processes, a subjective estimate of recovery value will be used to value the invested instrument. Recovery estimates are often provided by a third-party restructuring advisor, and the Adviser takes a conservative approach with respect to incorporating these recovery estimates in to the Fund's valuation estimates.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of September 30, 2022:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Direct Credit	$–	$–	$50,932,041	$50,932,041
Direct Equity	–	–	94,239,027	94,239,027
Primary Investment	–	–	–	10,099,364
Secondary Investment	–	–	–	304,817,548
Short Term Investments	350	–	–	350
Total	$350	$–	$145,171,068	$460,088,330

Primary and Secondary Investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $314,916,912 are excluded from the fair value hierarchy as of September 30, 2022.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Credit	Direct Equity	Secondary Investment	Total
Balance as of March 31, 2022	$25,055,833	$45,374,053	$6,277,158	$76,707,044
Accrued discount/ premium	121,262	–	–	121,262
Realized Gain/(Loss)	2,463	–	–	2,463
Change in Unrealized Appreciation/(Depreciation)	(403,576)	15,948,987	(69,017)	15,476,394
Purchases	10,109,234	33,085,202	–	43,194,436
Sales Proceeds	(171,804)	(319,215)	–	(491,019)
Transfer into Level 3	16,218,629	150,000	–	16,368,629
Transfer out of Level 3	–	–	(6,208,141)	(6,208,141)
Balance as of September 30,2022	$50,932,041	$94,239,027	$–	$145,171,068
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2022	$(403,576)	$15,948,987	$–	$15,545,411

The net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 assets still held as of September 30,2022 is $15,545,411.

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30,2022:

Asset Class	Fair Value at September 30, 2022	Valuation Techniques	Unobservable Input	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input
Direct Credit	$16,771,198	Relevant Value Analysis	Yield to Maturity	12.0% – 15.3%	13.8%	Decrease
Direct Credit	34,160,843	Recent transaction	N/A	N/A	N/A	N/A
Direct Equity	58,274,880	Market Comparable Companies	EBITDA Multiple	8.2x – 14.0x	8.4x	Increase
Direct Equity	4,206,803	Market Comparable Companies	Revenue Multiple	8.7x	8.7x	Increase
Direct Equity	29,270,044	Recent transaction	N/A	N/A	N/A	N/A
Direct Equity	2,487,300	Practical Expedient	N/A	N/A	N/A	N/A

Semi-Annual Report | September 30, 2022	25

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

The Fund’s investments in Portfolio funds, along with their corresponding unfunded commitments and other attributes, as of September 30, 2022, are briefly summarized in the table below.

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency	Notice Period (In Days)	Redemption Restriction Terms
Buyout	Control investments in established companies	$ 392,280,490	$ 66,840,819	Up to 10 Years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	55,853,053	1,015,701	Up to 10 Years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	11,954,787	1,083,019	Up to 10 Years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The following outlines the primary investment strategies of the Portfolio Funds held by the Fund as of September 30, 2022.

Buyouts: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

Venture Capital: Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stages) in partnership with other investors.

Special Situations: A broad range including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Direct Investments. Direct investments involve taking an interest in securities issued by an operating company, whether equity or credit. Direct equity investments generally involve new owners taking a material stake in the target company, frequently a controlling interest, and exercising significant influence on the growth and development of the company through work with the company’s management and board of directors. Direct credit investments often represent financing for buyout or growth investments and may have various features and covenants designed to protect the lender’s interests; such investments may include both secured and unsecured loans, bonds and/or other forms of debt. Direct investments may vary in duration, but usually are exited within two to six years.

4. RELATED PARTY TRANSACTIONS AND OTHER

As of September 30, 2022, the Fund and the Sub-Fund had no investments in Portfolio Funds that were related parties.

5. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS, INCLUDING DISTRIBUTION AND SERVICING FEE

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser an Investment Management Fee (the “Management Fee”) computed and payable quarterly, at a quarterly rate of 0.3125% (1.25%, on an annualized basis) of the Fund’s Managed Investments at the end of each calendar quarter. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents, as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Management Fee will be computed as of the last day of each calendar quarter and will be due and payable in arrears within fifteen business days after the end of such calendar quarter. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the six months ended September 30, 2022 the Adviser earned $3,096,871 of Management Fee, which is reported on the Consolidated Statement of Operations, of which $1,721,367 was payable as of September 30, 2022 and is reported in “Investment advisory fee payable” on the Consolidated Statement of Assets and Liabilities.

Semi-Annual Report | September 30, 2022	27

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

In addition, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits (as defined below) of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term "net profits" means the amount by which the net asset value ("NAV") of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund will maintain a memorandum account (the "Loss Recovery Account"), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. During the six months ended September 30, 2022 the Adviser earned $503,483 of Incentive Fee, all of which was payable as of September 30, 2022 and is reported in “Incentive fee payable” on the Consolidated Statement of Assets and Liabilities.

The Fund will pay all of its expenses and/or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or have incurred expenses in connection with their management of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses incurred in connection with the offering and issuance of Shares; all costs, fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the due diligence, purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating, selling and reporting upon Fund Investments (whether or not such investments are consummated), expenses of transactions not completed; break-up fees, expenses incurred by the Fund as a result of a default, a transfer, withdrawal or removal, legal expenses and recording fees and expenses including, but not limited to, amendments, consents and modifications, jurisdictional filings, regulatory fees and related expenses incurred by the Fund, the Adviser, or any affiliates thereof, investment structuring (including fees, expenses and costs incurred in connection with forming and maintaining subsidiary investment vehicles), corporate actions, round-trip travel, lodging, meals and other incidentals associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; investment banking and appraisal costs,

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

expenses related to other third-party service providers, the Investment Management Fee, the Incentive Fee and the Administration Fee (defined below); brokerage commissions; escrow agent fees and expenses, all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, hedging or derivative transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters); professional fees, costs and expenses for services rendered on behalf of the Fund (including, without limitation, expenses of consultants, experts and specialists, all research, market analysis, data (including Bloomberg fees, research and software expenses (including without limitation, software licensing fees) and other expenses incurred in connection with data services providing price feeds, news feeds, securities and company information and company fundamental data) and related expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund and compliance, operations and/or management matters relating to the Fund), including foreign counsel and secondees of third-party law firms and temporary legal staffing firms (any of which may be short-term and/or long-term arrangements); accounting, auditing and tax preparation fees and expenses; fees and expenses incurred in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity; expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund; any costs and expenses to ensure ongoing compliance with the laws of various jurisdictions or applicable regulations (including, but not limited to, costs and expenses to obtain exemptions, maintain qualifications, satisfy any regulatory or other jurisdiction fees, such as filing, notice and registration fees, as well as costs and expenses relating to the preparation and filing of regulatory filings, including any costs and expenses relating to any registrations of the Adviser and its affiliates relating to the Fund’s activities, including any costs and expenses relating to any registrations (or maintenance thereof); costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

The Adviser, pursuant to an expense limitation agreement (the "Expense Limitation Agreement") has contractually agreed to reduce its fees and/or absorb expenses of the Fund, if required to ensure

Semi-Annual Report | September 30, 2022	29

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

that total annual expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Management Fee and Incentive Fee) will not exceed 2.00%, 1.00% and 1.25% of the Fund’s average daily net assets, respectively for Class A, Class I and Class D Shares, respectively (the "Expense Limit"). The Expense Limitation Agreement has an initial term of one year from the Commencement of Operations and will automatically renew thereafter for up to two additional consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the lesser of (i) the expense limitation in effect at the time the fees and/or expenses to be recovered were waived and/or reimbursed or (ii) the expense limitation in effect at the time the Adviser seeks to recover the fees or expenses. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the date on which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board.

Each member of the Board who is not an “interested person” of the Fund (the “Independent Trustee”), as defined by the 1940 Act, receives an annual retainer of $35,000 (prorated for partial years). The Board Chairman and Audit Committee Chairman, each receive an additional $5,000 per year. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. For the six months ended September 30, 2022, the Fund’s allocated fees incurred for trustees are reported on the Consolidated Statement of Operations.

During the six months ended September 30, 2022, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $15,000, which are reported in “Chief Compliance Officer Fees” on the Consolidated Statement of Operations.

ALPS Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund providing administrative services, and assisting with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the "Administration Agreement"). The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser with the Adviser’s consent. In consideration for these services, the Administrator is paid a fee that is calculated daily and billed monthly and based upon the Fund’s Average Daily Fund Assets (defined as the Fund’s total assets, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), subject to a minimum annual fee (the "Administration Fee"). For the six months ended to September 30, 2022 the total administration fees were $249,039, which are reported in “Fund accounting and administration fees” on the Consolidated Statement of Operations, of which $136,714 was payable and is reported in “Fund accounting and administration fees payable” on the Consolidated Statement of Assets and Liabilities at September 30, 2022.

UMB Bank, n.a. (the "Custodian") serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub- custodians in a securities depository, clearing agency or omnibus customer account of such custodian. For the six months ended September 30, 2022, the total custody fees were $27,192, which were reported in “Custodian fees” on the Consolidated Statement of Operations, of which $19,468 was payable and is reported in “Other payables and accrued expenses” on the Consolidated Statement of Assets and Liabilities at September 30, 2022.

ALPS Distributors, Inc. (the "Distributor"), whose principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and the Distributor. The Fund has adopted a Distribution and Service Plan with respect to Class A Shares and Class D Shares in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares and Class D Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to a maximum of 1.00% per year on Class A Shares and up to a maximum of 0.25% per year on Class D Shares on an annualized basis of the aggregate net assets of the Fund attributable to each class (the "Distribution and Servicing Fee") to the Fund’s Distributor and/or other qualified recipients. During the six months ended September 30, 2022, the Distributor earned $221 of Distribution and Servicing Fee which is reported on the Consolidated Statement of Operations, all of which was payable at September 30, 2022 and is included in “Other payables and accrued expenses” on the Consolidated Statement of Assets and Liabilities.

6. ORGANIZATIONAL EXPENSES AND OFFERING COSTS

Organizational expenses consist of costs incurred to establish the Fund and enable it legally to do business. Examples of these costs are legal fees and audit fees relating to the initial seed audit. These costs are expensed as incurred by the Fund and will be advanced by the Adviser subject to repayment.

Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12 month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. All costs incurred by the Fund in connection with its offering will be advanced by the Adviser subject to repayment.

7. INVESTMENTS

For the six months ended September 30, 2022, total purchases and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $87,968,316 and $11,401,683, respectively.

The cost of investments in Portfolio Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such Investment Funds. The Fund relies upon actual and estimated tax information provided by the managers of the Portfolio Funds as to the amounts of taxable income allocated to the Fund as of September 30, 2022.

Semi-Annual Report | September 30, 2022	31

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

The Portfolio Funds in which the Fund invests generally charge a management fee of 1% to 2% (annualized) and approximately 10% to 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

8. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the period ended September 30, 2022, the following reclassifications were recorded to reflect tax character. These differences had no effect on operations or net assets and were primarily attributed to book/tax distribution differences and non-deductible expenses.

Paid-in Capital	Total Distributable Earnings
$378,358	$(378,358)

The tax character of distributions will be evaluated once paid after the tax year ending September 30, 2022.

As of September 30, 2022, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$83,736,849	$(9,658,176)	$74,078,673	$387,355,998

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, and certain other investment.

9. INVESTMENT COMMITMENTS

As of September 30, 2022, the Fund had outstanding unfunded investment commitments totaling $68,939,539.

10. SIGNIFICANT SHAREHOLDER

As of September 30, 2022, the Fund had a shareholder that holds 68% of the outstanding shares of the Fund.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

11. REPURCHASES

No shareholder (or other person holding Shares acquired from a shareholder) will have the right to require the Fund to redeem or repurchase its Shares. To provide a limited degree of liquidity to shareholders, the Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on date approximately 10 months from launch (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each December 31, March 31, June 30 and September 30.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder. In determining whether the Fund should offer to repurchase Shares from shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 worth of Shares in the case of Class A Shares, $100,000 worth of Shares in the case of Class I Shares and $25,000 worth of Shares in the case of Class D Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

12. INDEMNIFICATION

The Fund indemnifies its officers and managers for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Semi-Annual Report | September 30, 2022	33

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

13. PRINCIPAL RISK FACTORS

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on date approximately 10 months from launch (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each December 31, March 31, June 30 and September 30, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or Shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Pandemic Risk. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has spread internationally, and since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The outbreak has resulted in closing borders and quarantines, enhanced health screenings, cancellations, disrupted supply chains and customer activity, and has produced general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect national and global economies, individual companies and the market in general in a manner that cannot be foreseen at the present time. Health crises caused by the outbreak may heighten other pre-existing political, social and economic risks in a country or region. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. Although vaccines are becoming more widely available, the duration of the COVID-19 outbreak and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

Non-Diversified Status. The Fund is a "non-diversified" management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Limited Operating History of Fund Investments. Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investments will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified.

Identification of Investments. Identification of attractive investment opportunities by the Adviser involves a high degree of uncertainty. The success of the Fund depends on the availability of appropriate investment opportunities and the ability of the Adviser to identify, select, gain access to and consummate appropriate investments. The availability of investment opportunities for the Fund generally will be subject to market conditions and the ability of the Adviser to locate investments that are available for purchase at attractive prices. There can be no assurance that suitable investments will be available, that the Fund will be able to choose, make and realize investments in any particular company, Portfolio Fund or other investment, or that the Fund will be able to fully invest its capital. The Fund may be unable to invest on acceptable terms within the time period that the Fund anticipates or at all. To the extent that any portion of the Fund’s capital is not invested, or is subject to delay before being invested, the potential return of the Fund will be diminished.

Derivative Instruments. Some or all of the Sponsors (subject to applicable law) and the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Sponsors could present significant risks, including the risk of losses in excess of the amounts invested.

Nature of Portfolio Companies. The Fund Investments will include direct and indirect investments in various companies, ventures and businesses ("Portfolio Companies"). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Semi-Annual Report | September 30, 2022	35

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

General Risks of Secondary Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Similarly, certain Secondary Investments may require the Fund to make a concurrent primary commitment to a new Portfolio Fund, which commitment the Adviser may consider to be less attractive than the other assets to be acquired. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return monies equivalent to such distributions to such private equity fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Fund would prevail on such claim.

Non-U.S. Investments. The Fund and the Portfolio Funds may invest in securities of companies and other issuers located outside of the United States. Investing outside of the United States involves certain considerations not usually associated with investing in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the securities markets in certain countries; differing laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; government policies that may restrict the Fund’s investment opportunities; and accounting and financial reporting standards that may not be as high as comparable U.S. standards. The Fund and the Portfolio Funds may be unable to structure any such non-U.S. transactions to achieve the intended results or to sufficiently mitigate risks associated with such markets.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

Concentration of Investments. There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Fund Investment, (ii) in Portfolio Funds or other investments managed by a particular Sponsor or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated, both as to managers, industries and/or individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.

Currency Risk. The Fund’s portfolio may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible, practicable or cost-effective to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in

Portfolio Funds is ordinarily determined based upon valuations provided by Sponsors of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Sponsors. In this regard, a Sponsor may face a conflict of interest in valuing the securities, as their value may affect the Sponsor’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. Subject to its oversight, the Board has delegated responsibility for the valuation of Fund Investments to the Adviser. The valuation of the Fund’s investments will be performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures; but the Adviser may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Sponsors.

A Sponsor’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Sponsor’s valuations of such interests

Semi-Annual Report | September 30, 2022	37

MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

could remain subject to such fraud or error, and the Adviser may, in its discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Sponsors could have a material adverse effect on the Fund if a Sponsor’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not invest in the Fund.

Discontinuation of LIBOR

The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021, and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate Data that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

14. REORGANIZATION INFORMATION

Simultaneous with the Fund’s Commencement of Operations, the Predecessor Fund reorganized with and into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund. The tax-free reorganization was accomplished at close of business on December 31, 2021. The reorganization was accomplished by the following tax-free exchange in which shareholders of the Predecessor Fund received 37,053,954 shares, with a net asset value per share of $10.00, of the Fund. For financial reporting purposes, the assets received and shares issued were recorded at fair value, and the cost of investments was carried forward to align to ongoing reporting of the Fund’s realized and unrealized gains/losses with amounts distributable for tax purposes.

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MVP Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2022 (Unaudited)

15. SUBSEQUENT EVENTS

Subsequent events after September 30, 2022 have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | September 30, 2022	39

MVP Private Markets Fund	Other Information
September 30, 2022 (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 844-663-0164 and on the SEC’s website at https://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 844-663-0164 or (ii) by visiting the SEC’s website at https://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov. or without charge and upon request by calling the Fund at 844-663-0164.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

At the meeting (the “Meeting”) of the Board held on October 27, 2021, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), considered the approval of the Investment Management Agreement (the “Advisory Agreement”) between the Adviser and the Fund.

In advance of the Meeting, the Independent Trustees requested and received materials from the Adviser to assist them in considering the approval of the Advisory Agreement. The Independent Trustees reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Advisory Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Adviser to the Fund under the Advisory Agreement, including the selection of Fund investments and the implementation of the Fund’s objective and strategies. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Adviser who would provide the investment advisory and/or administrative services to the Fund. The Board noted the Adviser’s view that such personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures. The Board concluded that the overall quality of the advisory and administrative services proposed to be provided would be satisfactory.

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MVP Private Markets Fund	Other Information
September 30, 2022 (Unaudited)

Performance. The Board considered the investment experience of the Adviser. The Board also reviewed and considered the performance of the Adviser’s other similar investment products and of the Predecessor Fund. Because the Fund had not yet commenced operations, the Board was not able to consider Fund performance, but concluded that the Adviser appears to be capable of managing the Fund to achieve acceptable performance.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers.

The Board reviewed the proposed advisory fee rates and expected total expense ratio of the Fund. The Board also reviewed the proposed distribution fee to be paid to ALPS Distributors by the Fund pursuant to the proposed Distribution and Services Plans for Class A Shares and Class D Shares of the Fund. The Board compared the advisory fee and pro-forma total expense ratio for the Fund with various comparative data, including a report of other funds that the Adviser believes are comparable to the Fund. The Board also discussed how the management fee includes unfunded commitments and incentive fees, and also discussed the Adviser’s proposed expense limitation agreement. The Board concluded that the advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable in light of the services the Adviser proposes to provide.

Breakpoints and Economies of Scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement. The Board considered that since the Fund's advisory fee does not have breakpoints, the advisory fee would not create economies of scale as the Fund grows, but that the Fund nevertheless might experience economies of scale as it grows larger.

Profitability of Adviser and Affiliates. The Board considered and reviewed pro-forma information concerning the costs incurred and profits expected to be realized by the Adviser from the Adviser’s relationship with the Fund. Although the Board considered and reviewed pro-forma information concerning the Adviser’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

Ancillary Benefits and Other Factors. The Board also discussed other benefits to be received by the Adviser from its management of the Fund, including, without limitation, the ability to expand the investor base in the Fund because of its relatively smaller minimum subscription amounts and the permanent structure of the Fund compared to other private funds. The Board noted that the Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian or distributor and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

General Conclusion. Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Advisory Agreement for an initial two-year term.

Semi-Annual Report | September 30, 2022	41

MVP Private Markets Fund	Privacy Policy
September 30, 2022 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

· Social Security number

· Account transactions

· Account balances

· Transaction history

· Wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share;
and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share
QUESTIONS?	Call or visit fund website

42	www.portad.com

MVP Private Markets Fund	Privacy Policy
September 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	MVP Private Markets Fund

WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

· Open an account
· Provide account information
· Give us your contact information
· Make deposits or withdrawals from your account
· Make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

· Sharing for affiliates’ everyday business purposes – information about your creditworthiness
· Affiliates from using your information to market to you
· Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. · The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. · The Fund doesn’t jointly market.

Semi-Annual Report | September 30, 2022	43

PORTFOLIO ADVISORS LLC

MVP Private Markets Fund

ALPS Distributors, Inc. is the Distributor for the MVP Private Markets Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)         The schedule of investments is included as part of the Reports to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports.

(b)	As of the filing of this semi-annual report, the personnel of the investment adviser who currently have primary responsibility for management of the registrant no longer includes Kenneth G. Binick, but does include Ben Hur.

Ben Hur, Co-Head Equity Co Investments. Ben joined Portfolio Advisors in 2010, marking the beginning of his career in the private markets. Prior to joining Portfolio Advisors, he was an Investment Banking Analyst at Citigroup in the global consumer group where he worked on various financing and M&A transactions. Ben holds a B.A. from Columbia University.

The following information is as of July 1, 2022:

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies (in millions)	Other pooled investment vehicles (in millions)	Other accounts (in millions)	Registered investment companies	Other pooled investment vehicles	Other accounts
Ben Hur	1 account investing $26	9 pooled investment vehicles investing $2,592	16 accounts investing $13,184	0	0	0

Compensation of the Portfolio Managers

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

Portfolio Manager Ownership of Securities in the Fund

The following table sets forth the dollar range of equity securities beneficially owned by Mr. Hur in the Fund as of July 1, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Ben Hur	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the registrant’s shareholders may recommend nominees to the Board during the period covered by the semi-annual report included in Item 1(a) of this Form N-CSRS.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Form N-CSRS that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable.

(b)	Not Applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)(1)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MVP PRIVATE MARKETS FUND

By:	/s/Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:  December 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Scott Higbee
Scott Higbee
President (Principal Executive Officer)

Date:  December 6, 2022

By:	/s/ Daniel Iamiceli
Daniel Iamiceli
Treasurer (Principal Financial Officer)

Date:  December 6, 2022